SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 1, 2001

POWERTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23102	58-1944750

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1239 O.G. Skinner Drive, West Point, Georgia	31833

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(706) 645-2000

(Former name or former address, if changed since last report)

Item 5. Other Events.

      On February 1, 2001, Powertel, Inc. issued a press release entitled “Powertel, Inc. Announces Preliminary Fourth Quarter 2000 Financial Results.” A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	99.1	Press release dated February 1, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERTEL, INC.

	By:	/s/ Allen E. Smith

Allen E. Smith President and Chief Executive Officer

Dated: February 2, 2001

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release dated February 1, 2001.